                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires: February 28, 2006
                                                      Estimated average burden
                                                      hours per response...12.75

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          SECURITY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

August 29, 2005





Dear Shareholder:

I am writing to inform you of the upcoming special meeting of stockholders of Security Municipal Bond Fund to be held Friday, October 7, 2005. At this meeting you are being asked to vote on a Plan of Liquidation. The Board of Directors of Security Municipal Bond Fund (the "Fund") has approved a Plan of Liquidation with respect to the Fund whereby the Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record. Under the Plan of Liquidation, the Fund will promptly wind up its business and affairs. Subject to approval by the Fund's shareholders, the date of liquidation for the Fund is anticipated to be on or about October 14, 2005.

WE ASK YOU TO READ THE ENCLOSED INFORMATION CAREFULLY AND VOTE YOUR SHARES. YOUR VOTE IS EXTREMELY IMPORTANT.

Enclosed is your proxy statement enabling you to vote on the proposal. You can vote in one of four ways:

     - By mail with the enclosed proxy card - be sure to sign and date it and then return it to us in the enclosed postage-paid envelope,

     - Through the Internet on the Web site listed in the proxy voting instructions,

     - By telephone on the toll-free number listed in the proxy voting instructions, or

     -   In person at the shareholder meeting on October 7, 2005.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

If you have questions, please call InvestorConnect at 1-800-361-2782.

We appreciate your consideration of this important proposal. Thank you for investing with the Security Funds.

Sincerely,

MICHAEL G. ODLUM

Michael G. Odlum, President
Security Management Company, LLC

                          SECURITY MUNICIPAL BOND FUND
                           ONE SECURITY BENEFIT PLACE
                              TOPEKA, KS 66636-0001
                           (TOLL-FREE) 1-800-888-2461

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 7, 2005

To The Shareholders:

Notice is hereby given that a special meeting of shareholders of the Security Municipal Bond Fund (the "Fund") will be held on Friday, October 7, 2005, at 1:00 p.m. (Central time), or any adjournment(s) or postponement(s) thereof (the "Meeting"), at the at the executive offices of the Fund, One Security Benefit Place, Topeka, Kansas 66636, for the following purposes:

         I. To approve a proposed Plan of Liquidation with respect to the Fund; and

         II. To consider and act upon any other business as may properly come before the Meeting.

After careful consideration, the Directors of the Fund have approved Proposal I and recommend that the shareholders of the Fund vote "FOR" Proposal I.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Fund's Board of Directors has fixed the close of business on August 22, 2005 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each share of the Fund is entitled to one vote, with fractional votes for fractional shares.

Regardless of whether you plan to attend the Meeting in person, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ALL PROPERLY EXECUTED PROXY CARDS MUST BE RECEIVED BY 9:00 A.M. ON OCTOBER 7, 2005. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                            By Order of the Board of Directors,

                                            /s/ Amy J. Lee
                                            Secretary
                                            Security Municipal Bond Fund

--------------------------------------------------------------------------------
YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY UNLESS YOU ELECT TO CHANGE YOUR VOTE. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                          SECURITY MUNICIPAL BOND FUND
                           ONE SECURITY BENEFIT PLACE
                              TOPEKA, KS 66636-0001
                           (TOLL-FREE) 1-800-888-2461

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 7, 2005


This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of the Security Municipal Bond Fund (the "Fund") for use at a special meeting of shareholders of the Fund to be held on Friday, October 7, 2005, at 1:00 p.m., at the executive offices of the Fund, One Security Benefit Place, Topeka, Kansas 66636, and any adjournment(s) or postponement(s) thereof (the "Meeting"). The Board is soliciting proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying notice.

It is anticipated that this Proxy Statement and the accompanying Notice and proxy card will first be mailed to shareholders on or about August 29, 2005. In addition to solicitations of proxies by mail, proxy solicitations may also by made by telephone, email or personal interviews conducted by officers of the Fund, regular employees of Security Management Company, LLC ("SMC") (the Fund's investment adviser), or other representatives of SMC or the Fund.

                                   PROPOSAL I
                        APPROVAL OF A PLAN OF LIQUIDATION

INTRODUCTION

At a meeting held on August 12, 2005, the Board, upon the recommendation of SMC, determined that it would be in the best interests of the Fund's shareholders to liquidate and dissolve the Fund. The Board and SMC have concluded that the Fund's asset growth has been more modest than initially envisioned, with the result that the Fund operates with relatively high gross operating expense ratios, and that the prospects for future asset growth and lower operating expenses are limited should SMC continue to manage the assets of the Fund. After consideration of the Fund's prospects and possible alternatives to dissolution, upon recommendation of SMC and the management of the Fund, the Board, including all of the Directors who are not "interested persons" (for regulatory purposes) of the Fund or SMC (the "Independent Directors"), reviewed and approved the proposed liquidation and dissolution of the Fund pursuant to a Plan of Liquidation (the "Plan"). A form of the Plan is attached to this proxy statement as Appendix A, and qualifies in its entirety the following summary of the Plan. The Plan provides for the liquidation of the Fund's assets and the distribution to the Fund's shareholders of all of the proceeds of the liquidation. If Proposal I is approved by the shareholders of the Fund, the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Fund) will be paid to shareholders pro rata, in cash or cash equivalents or in-kind, on or about October 14, 2005. Following liquidation and distribution of its assets, the Fund will apply for de-registration as an investment company, and following such de-registration, will dissolve its corporate existence under the laws of the State of Kansas.

Shareholder approval of the Fund's liquidation and dissolution is required before it can be liquidated and dissolved. For the reasons set forth below, the Board recommends that the shareholders of the Fund vote in favor of Proposal I. If the Fund's shareholders do not approve the Plan, the Fund will continue to exist in accordance with its stated objective and policies. In such a case, the Board would consider what, if any, steps to take concerning the future of the Fund.

Shareholders are free to redeem their shares prior to the date on which the Fund is to be liquidated.

REASONS FOR LIQUIDATION AND DISSOLUTION

Management has determined that the Fund does not significantly add to Management's long term strategy of building a diversified, competitive fund family. SMC has advised the Board that it believes the Fund's small asset levels, and resulting high expense ratios, have created diseconomies of scale that have left the Fund too small to remain economically viable. SMC has been capping the Fund's total expenses by contractually limiting a portion of its advisory fee and/or reimbursing some of the Fund's operating expenses. SMC does not believe that the Fund's expense ratios will be competitive with similar funds currently offered in the market to investors unless SMC continues to cap the Fund's expenses for the foreseeable future, and SMC has advised the Board that it does not anticipate that the Fund will experience sufficient asset growth in the foreseeable future to offset the difficulties associated with its small size. The Board also considered the historical performance record of the Fund, and the negative impact that the continuing small asset size and higher expense ratios would likely have on the Fund's performance going forward. SMC does not believe that the Fund is well positioned to attract significant new assets given the availability of other similar funds which have lower expense ratios.

Prior to recommending the Fund's liquidation to the Board, the officers of the Fund sought to determine whether a merger or transfer of assets to another fund or a series of a fund would be possible, and if so, whether it would produce desirable results for shareholders. Management reviewed current market conditions, the similarities between the Fund and other funds managed by SMC, the relatively small size of the Fund, the time, effort and expense required to effect a transaction, and the tax and related implications for shareholders of such a transaction. The officers determined that there was no suitable affiliated fund with which the Fund could be combined without significant changes in the Fund's portfolio, including liquidation of significant portions of its portfolio. The officers also investigated the relative costs involved in the liquidation and dissolution of the Fund.

TERMS OF THE PLAN

Following are some of the key terms of the Plan, a copy of which is attached as Appendix A to this Proxy Statement and qualifies the following summary in its entirety.

- EFFECTIVE DATE OF THE PLAN AND LIQUIDATION OF THE FUND'S ASSETS. The Plan shall become effective with respect to the Fund on the date of its adoption and approval by the shareholders of the Fund. Following this approval, the Fund: (i) will cease to invest its assets in accordance with its investment objective and will sell any portfolio securities it owns in order to convert its assets to cash or cash equivalent; (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors; and (iii) will be dissolved in accordance with the laws of the State of Kansas and the Fund's Articles of Incorporation. The Fund may begin to liquidate some or all of its portfolio prior to the Meeting in order to meet redemption requests or in anticipation of liquidation.

- LIQUIDATING DISTRIBUTION. On or about October 14, 2005, the Fund will mail the following to each shareholder of record of the Fund on that date: (i) a liquidating distribution, which may be in cash or cash equivalents or in-kind, equal to the shareholder's proportionate interest in the net assets of the Fund (after giving effect to amounts considered necessary to satisfy the Fund's liabilities); and (ii) information concerning the sources of the liquidating distribution.

- CESSATION OF RIGHTS OF SHAREHOLDERS. As a result of the liquidating distribution, shares of the Fund will no longer be deemed outstanding as of such time and will be cancelled.

- EXPENSES. SMC will bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will be borne by SMC.

- IMPLEMENTATION. The Plan provides that the Directors and officers of the Fund may take such actions as are necessary to effectuate the Plan, and that the Directors shall have the authority to authorize such amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the dissolution, complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

Each shareholder who receives a liquidating distribution will recognize gain (or loss) for federal income tax purposes equal to the amount by which the distribution exceeds (or is less than) the shareholder's tax basis in his or her Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

It is expected that, prior to the liquidating distribution, the Fund will distribute any previously undistributed net income or net capital gains. Such distribution would be taxed as ordinary income to the extent that it is derived from net income or net short-term capital gains and will generally be taxed as long-term capital gain to the extent that it is derived from net long-term capital gains.

Notwithstanding the foregoing, any loss realized by a shareholder in respect of his or her Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder's entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above for a shareholder in liquidation of the shareholder's interest in the Fund.

The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. SHAREHOLDERS MAY WISH TO CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED ABOVE, INCLUDING ANY STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

EVALUATION BY THE BOARD

At a meeting held on August 12, 2005, the Board carefully considered whether it was appropriate to recommend that shareholders approve the Plan. The Board requested information, provided by SMC, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by independent legal counsel during its deliberations. After review, the Directors determined that the Plan is in the best interests of the Fund and its shareholders. Accordingly, the Directors, including the Independent Directors, authorized the submission of the Plan to the Fund's shareholders for their approval.

The Directors recommended that the Fund's shareholders approve the Plan on the basis of the following considerations, among others:

         - The asset growth of the Fund to date has been modest, leaving the Fund too small to be economically viable;

         - The Fund's expense ratio is at a level that would not be competitive were it not for continued fee waivers and expense reimbursements by SMC;

         - It is unlikely that the Fund will experience sufficient sales of its shares in the foreseeable future to relieve the difficulties associated with its failure to achieve significant economies of scale; and

         - Possible alternatives to liquidation, including the merger of the Fund into another fund or series of a fund, are not practical in the current circumstances and may not be advantageous to the Fund or its shareholders.

In reaching its decision to recommend approval of the Plan, the Board did not identify any single factor as being of paramount importance. Based upon its review, the Board determined the Plan is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to recommend approval of the Plan by the Fund's shareholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                               VOTING INFORMATION

         PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Proxy Statement commencing on or about August 29, 2005, but proxies may also be solicited by telephone and/or in person by representatives of SMC or its affiliate(s), or InvestorConnect(TM), a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a call from InvestorConnect(TM) to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

         The estimated cost of retaining InvestorConnect(TM) is approximately $________. As previously discussed, the costs of the Meeting, including the preparation and mailing of the Notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne by SMC and/or its affiliates and not by the Fund.

SHAREHOLDER VOTING. Shareholders of record at the close of business on August 22, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding [ ] shares of the Fund, representing an equal number of votes.

The persons owning of record or beneficially 5% or more of the outstanding shares of a Fund as of the Record Date, are set forth in Appendix B. As of the Record Date, the Fund's Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the Fund. [CONFIRM]

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares, with no share having cumulative voting rights. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund on the Record Date is required to constitute a quorum at the Meeting, and therefore must be present for the transaction of business at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Meeting, please submit the proxy card(s) originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the proxy at any time prior to its use by filing with the Fund a written revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Meeting, by itself, will not revoke a previously tendered proxy. IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(s), UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE.

VOTE REQUIRED. To approve Proposal I, the affirmative vote of the majority of the Fund's outstanding shares. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

                             ADDITIONAL INFORMATION

INVESTMENT ADMINISTRATOR, PRINCIPAL UNDERWRITER

SMC, the Fund's investment adviser and administrator, is located at One Security Benefit Place, Topeka, KS 66636-0001. The principal underwriter/distributor, Security Distributors, Inc., is located at One Security Benefit Place, Topeka, KS 66636-0001. SMC and Security Distributors, Inc. are affiliates of each other.

COSTS OF THE PROXY

The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by SMC, and not the Fund and its shareholders.

SHAREHOLDER REPORTS

Shareholders can find important information about the Fund in the Fund's Annual Report dated December 31, 2004; which may be obtained without charge by writing to the Fund at the address above or by calling the Fund at 1-800-888-2461.

SHAREHOLDER PROPOSALS. As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of the Fund, One Security Benefit Place, Topeka, KS 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                           By Order of the Board of Directors,


                                           /s/ Amy J. Lee
                                           Secretary
                                           Security Municipal Bond Fund

August 29, 2005

                                   APPENDIX A

                          SECURITY MUNICIPAL BOND FUND

                               PLAN OF LIQUIDATION

         This Plan of Liquidation (the "Plan") is adopted by Security Municipal Bond Fund (the "Fund"), a corporation organized and existing under the laws of the State of Kansas. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and this Plan is adopted as a plan of liquidation for purposes of the Internal Revenue Code of 1986, as amended (the "IRC"), and the regulations thereunder, with respect to the Fund. The Plan is intended to accomplish the complete liquidation of the Fund and the redemption of the Fund's outstanding shares in conformity with all applicable laws, including the laws of the State of Kansas, the Investment Company Act, the IRC, and the Fund's Articles of Incorporation and By-laws.

         WHEREAS, the Fund's Board of Directors (the "Board"), on behalf of the Fund, has determined that it is in the best interests of the Fund and the beneficial owners of the Fund's shares to liquidate and dissolve the Fund; and

         WHEREAS, the Board has considered and unanimously adopted this Plan as the method of liquidating the Fund in accordance with the Fund's Articles of Incorporation and has recommended that shareholders of the Fund approve the Plan at a special meeting of the Fund's shareholders called for such purpose;

         NOW THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan shall become effective immediately upon a vote approving the Plan by the requisite number of the outstanding shares of the Fund entitled to vote at a special meeting of shareholders of the Fund duly called for such purpose to be held on October 7, 2005, or such other date as determined by an officer of the Fund, which date is hereinafter called the "Effective Date."

2. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund will mail notice to the appropriate parties that this Plan has become effective and that it will be liquidating its assets. If the date for the liquidation is within five business days of the Effective Date, such notice to the Fund's shareholders may accompany the actual distribution to shareholders of the liquidation proceeds.

3. Dissolution. As promptly as practicable, consistent with the provisions of the Plan, the Fund shall be dissolved in accordance with the laws of the State of Kansas and the Fund's Articles of Incorporation.

4. Cessation of Business. As soon as is reasonable and practicable on or after the Effective Date, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets, and distributing its assets to shareholders in redemption of their shares in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund and discharging or making reasonable provisions for the Fund's liabilities.

5. Liquidation of Assets. As soon as is reasonable and practicable before, on, or after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents. In the alternative, if determined to be in the best interests of the Fund and the beneficial owners of its shares, the Fund may elect not to liquidate its portfolio assets and shall rather distribute such amounts in-kind to its respective shareholders consistent with applicable statutes, regulations, and interpretations, which shall constitute a liquidating distribution for this purpose.

6. Payment of Debts. As soon as is reasonable and practicable on or after the Effective Date, subject to the provisions of Section 9 hereof, the Fund shall determine and pay, or set aside in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in
Section 7 below, subject to Section 9 below.

7. Liquidating Distribution. As soon as possible on or after the Effective Date, or such other date as determined by the Board (the "Liquidation Date"), and in any event within 30 days thereafter, the Fund shall mail the following to its shareholders of record on the business day preceding the Liquidation Date in redemption of such shareholder's shares of the Fund: (1) a liquidating distribution (or distributions, if more than one distribution shall be necessary), which may be in cash or cash equivalents or in-kind, equal to the shareholder's proportionate interest in the net assets of the Fund; and (2) information concerning the sources of the liquidating distribution. Upon the mailing of the liquidating distribution, all outstanding shares of the Fund will be deemed cancelled.

         If the Fund is unable to make distributions to all of the Fund's shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of the Fund's shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

8. Satisfaction of Federal Income and Excise Tax Distribution Requirements. The Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's net tax exempt income and investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund's net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

9. Management and Expenses of the Fund. Security Management Company, LLC (the "Adviser") shall bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to a Fund subsequent to the mailing of the liquidating distribution will be borne by the Adviser, which shall continue through the Liquidation Date any undertaking to limit Fund operating expenses at the levels in effect as of the adoption of this Plan.

10. Power of the Board. The Board and, subject to the authority and approval of the Directors, the officers of the Fund, shall have the authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Director or any officer of the Fund shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.

11. Amendment of Plan. The Board shall have the authority to authorize or ratify such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Fund's assets and effect complete liquidation of the Fund and the distribution of the Fund's net assets to its shareholders in redemption of the shares in accordance with the laws of the State of Kansas, the Investment Company Act, the IRC, and the Fund's Articles of Incorporation and By-laws, if the Board determines that such action would be in the best interests of the Fund and its shareholders.

12. Filings. The Board hereby directs the appropriate parties to make any necessary filings (including, without limitation, the completion and filing of Internal Revenue Service Form 966) relating to the liquidation and dissolution of the Fund with the Internal Revenue Service and with any other taxing authority, or any other authority.


Security Municipal Bond Fund


By:      ______________________

Name:    ______________________

Title:   ______________________


Accepted:

Security Management Company, LLC


By:      ______________________

Name:    ______________________

Title:   ______________________

                                   APPENDIX B

As of the Record Date, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund are set forth below [CONFIRM]:

                          SECURITY MUNICIPAL BOND FUND


SHAREHOLDER AND ADDRESS                            SHARES OWNED         % OWNED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS*
--------------------------------------------------------------------------------
*As of the Record Date, all directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.
--------------------------------------------------------------------------------

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL FREE 1-866-437-4667
OR LOG ON TO WWW.MYPROXYONLINE.COM

                          SECURITY MUNICIPAL BOND FUND
                           ONE SECURITY BENEFIT PLACE
                              TOPEKA, KS 66636-0001
                           (TOLL-FREE) 1-800-888-2461

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 OCTOBER 7, 2005

The undersigned hereby appoint(s) Amy J. Lee and Michael G. Odlum, or either one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the meeting of shareholders of the Fund to be held at the executive offices of the Fund, One Security Benefit Place, Topeka, Kansas 66636, on October 7, 2005 at 1:00 p.m. (Central time) and at any adjournment(s) or postponement(s) thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.
--------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" EACH PROPOSAL.



                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------


                          SECURITY MUNICIPAL BOND FUND
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 7, 2005

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate box below.

1. To approve a Plan of Liquidation with respect to the Fund:   FOR         AGAINST          ABSTAIN

                                                                             PLEASE VOTE BY
                                                                      CHECKING THE APPROPRIATE BOX
                                                                         AS IN THIS EXAMPLE /X/

                                                                DATE:  ___________________________,2005


                                                                _______________________________________
                                                                SIGNATURE


                                                                _______________________________________
                                                                SIGNATURE(IF HELD JOINTLY)

                                                                THIS PROXY MUST BE SIGNED EXACTLY AS
                                                                YOUR NAME(s) APPEARS HEREON. IF AS AN
                                                                ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME
                                                                REPRESENTATIVE CAPACITY OR AS AN
                                                                OFFICER OF A CORPORATION, PLEASE ADD
                                                                TITLES AS SUCH. JOINT OWNERS MUST EACH
                                                                SIGN.


                            PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Fund. The board of directors of the Fund recommends that you vote "FOR" the proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.


ONLINE                        1. Click on www.myproxyonline.com.
                              2. Enter the 12 digit control number.
                              3. Follow the instructions on the Web site.
                              4. Once you have voted, you do not need to mail your proxy card.

------------------------------------------------------------------------------------------------
BY PHONE                      1. Call toll-free 1-866-437-4667.
                              2. Enter the 12 digit control number.
                              3. Follow the recorded instructions.
                              4. Once you have voted, you do not need to mail your proxy card.

------------------------------------------------------------------------------------------------
BY MAIL                       Complete and sign your proxy card and mail it
                              in the postage-paid envelope received with your
                              shareholder mailing. To ensure your vote is
                              validated properly, please sign your proxy card as
                              described in the "Instructions for Signing Proxy
                              Cards" section of your proxy materials.

------------------------------------------------------------------------------------------------
IN PERSON                     The Shareholder Meeting will take place
                              October 7, 2005, at 1:00 p.m., Central time, at
                              the office of Security Municipal Bond Fund,
                              located at One Security Benefit Place, Topeka,
                              Kansas.
------------------------------------------------------------------------------------------------


                                   QUESTIONS?

We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-800-361-2782 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern time. We have retained InvestorConnect to assist our shareholders in the voting process. If we have not received your proxy card by September __, 2005, representatives from InvestorConnect may call you to remind you to exercise your right to vote.

                YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY.




                                      B-C